UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2023

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7373 Gateway Boulevard Newark, CA (Address of Principal Executive Offices)	94560 (Zip Code)
Registrant’s telephone number, including area code: (510) 648-3553

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On January 23, 2023, the Board of Directors of Lucid Group, Inc. (the “Company”) has determined that the date of its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) will be Monday, April 24, 2023. The 2023 Annual Meeting will be a virtual-only meeting conducted via remote communications. The time and meeting website information for the 2023 Annual Meeting will be set forth in the Company’s proxy statement for the 2023 Annual Meeting, which will be filed prior to the 2023 Annual Meeting with the Securities and Exchange Commission (“SEC”).

The record date for the determination of stockholders entitled to receive notice of and to vote at the 2023 Annual Meeting will be February 28, 2023.

Due to the fact that the meeting date for the 2023 Annual Meeting is advanced more than 30 days prior to the anniversary of the Company’s stockholder meeting in 2022, the Company is providing the due date for submissions of any qualified stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8.

In accordance with Rule 14a-8(e) under the Exchange Act, and the Company’s amended and restated bylaws (the “Bylaws”), the deadline for receipt of stockholder proposals for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 was no later than December 30, 2022. Stockholder proposals must have been received by December 30, 2022 at the Company’s principal executive offices at 7373 Gateway Blvd., Newark, California, 94560, attention Secretary, and comply with all of the applicable requirements set forth in the rules and regulations of the SEC, under the Exchange Act, and the Bylaws.

In order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act or the nomination of a candidate for director to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act in respect of the 2023 Annual Meeting and in compliance with the provisions of the Bylaws, such proposal or nomination must be received by the Company at its principal executive offices at the address set forth above not later than February 13, 2023 and comply with all of the applicable requirements set forth in the rules and regulations of the SEC, under the Exchange Act, and the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2023	Lucid Group, Inc.

	By:	/s/ Sherry House
Sherry House
Chief Financial Officer